SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 17, 2004



                               ACTUANT CORPORATION
             (Exact name of Registrant as specified in its charter)


          Wisconsin                    1-11288                 39-0168610
 (State or other jurisdiction     (Commission File          (I.R.S. Employer
      of incorporation)                    Number)           Identification No.)




                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (414) 352-4160

Item 12. Results of Operations and Financial Condition.

On March 17, 2004, the Company announced its results of operations for the second quarter ended February 29, 2004. A copy of the press release announcing the Company's results for the second quarter ended February 29, 2004 is attached as Exhibit 99.1 to this report on Form 8-K.

The information in this Form 8-K (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K (including the exhibit hereto) shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      ACTUANT CORPORATION
                                              (Registrant)


Date:  March 17, 2004                 By:  /s/ Andrew G. Lampereur
                                      ------------------------------------------
                                      Andrew G. Lampereur
                                      Vice President and Chief Financial Officer